SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. __)

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ]    Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement

[X]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to (ss.)240.14a-11(c) or (ss.)240.14a-12


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                (Name of Registrant as Specified In Its Charter)

                               DG Investor Series
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     (Name of Person(s) Filing Definitive Additional Materials if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
         11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

Dear DG Shareholder:

The Board of Trustees of the DG Investor Series has called a special shareholders meeting concerning matters that are important to you.

As you may be aware, Deposit Guaranty Corp. completed a merger with and into First American Corporation on May 1, 1998. As a result, the new organization has since taken steps to consolidate the mutual fund investment advisory activities of both banks under one umbrella. We believe that these actions will result in positive benefits for DG shareholders.

As the next step in the consolidation process, you are asked to vote on the approval of the reorganization of the DG Investor Series into the AmeriStar Portfolios of The Infinity Mutual Funds, Inc. As part of the reorganization, the newly combined funds will be renamed the ISG FUNDS. Upon completion of the proposed reorganization, the ISG Funds will consist of 19 funds with over $2.6 billion in assets.

WHAT DO THESE CHANGES MEAN TO YOU?

o The aggregate value of the shares you held before the reorganization will not change and will be the same immediately after the reorganization.
o The reorganization will be tax-free and will not involve any sales loads, commissions or transaction charges.
o The investment objectives and policies of your fund will be substantially similar to your fund's current objectives and policies except as stated in the enclosures.

         KEY BENEFITS OF THE REORGANIZATION:

o        Substantial increase in the number of fund choices available to you.
o Enhanced investment management expertise and improved research capabilities.
o Improved shareholder servicing and the elimination of redundant administration costs to the funds.
o        Greater efficiencies in the operational management of the funds.

As a result, the DG Investor Series' Board of Trustees has voted in favor of the proposed reorganization and strongly encourages that you vote "For" the proposal as well. The reorganization and other related matters are discussed in detail in the enclosed materials, which you should read carefully.

FUND COMBINATIONS AND NEW FUND NAMES:

In connection with the reorganization of the DG Investor Series, each DG Fund listed below will transfer all of its assets and liabilities to the indicated ISG Fund in exchange for Shares of such ISG Fund, assuming that the reorganization is approved by shareholders. This transaction is described in detail in the enclosed materials, which you should read carefully.

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 DG FUNDS                                             ISG FUNDS
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DG Equity Fund                       ->      ISG Large Cap Equity Fund
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DG Opportunity Fund                  ->      ISG Small Cap Opportunity Fund
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DG International Equity Fund         ->      ISG International Equity Fund
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DG Government Income Fund            ->      ISG Government Income Fund
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DG Limited Term Government           ->      ISG Limited Duration U.S.
Income Fund                                  Government Fund
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DG Municipal Income Fund             ->      ISG Municipal Income Fund
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DG Prime Money Market Fund           ->      ISG Prime Money Market Fund
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DG Treasury Money Market Fund        ->      ISG U.S. Treasury Money Market
                                             Fund
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VOTING INSTRUCTIONS

Vote by mail. Enclosed is a proxy card for the meeting. We urge you to read the enclosed proxy statement and to vote now by completing, signing and returning the enclosed proxy ballot form(s) in the prepaid envelope as soon as possible. If you are a shareholder of more than one DG Fund, you will receive a proxy card for each of your Funds. Please vote and return each proxy card you receive. This will ensure that your shares will be represented at the shareholders meeting to be held on December 11, 1998. Your vote is essential!

If you prefer, you can vote your shares over the automated phone by calling 1-800-690-6903. Or, you can vote your proxy via the Internet at "WWW.PROXYVOTE.COM".

We are pleased with the opportunities the reorganization will provide to better serve our mutual fund investors. If you have any questions, your account manager will be happy to assist you. Or, you can call Shareholder Communications at 800-733-8481 x447. Thank you for your cooperation.

Sincerely yours,


Frederick S. Crown Jr.
Chief Investment Officer

                               DG INVESTOR SERIES


Hello, my name is __________________. May I please speak with _____________? I'm calling on behalf of your current investment in the DG ___ Fund. Briefly, I wanted to be sure you received a proxy card for the special meeting of shareholders to be held on December 11, 1998. Has that arrived? [If Yes, go to
(I)A.  If No, go to (I)B.]


(I)A. Have you had a chance to return that yet? [If Yes, go to (II)A. If No, go to (II)B.]

(I)B. Would you like us to mail you another proxy card. Do you live at (check address)? We'll mail that today. [If Yes or No, go to (VII).]


(II)A. For whatever reason, that vote is not yet registered. Would you like to place a vote right now over the telephone? [If Yes, go to (III)A. If No, go to (III)B.]


(II)B. Did you know that you can vote your shares over the telephone instead of returning the card? [If Yes or No, go to (V).]


(III)A. Would you like to register a vote along with the recommendations of the Board of Trustees? [If Yes, go to (IV)A. If No, go to (IV)B.]


(III)B. If you could return your vote in the mail or phone it in, it would be appreciated. [Go to (VII).]


(IV)A. I am recording your _____ vote and will send you a printed confirmation to (address). For our records, may I have the last four digits of the Social Security or Tax I.D. number that appears on the account? [If Yes or No, go to
(VII).]


(IV)B. Would you like to review the proposals? [If Yes, recite the proposals as set forth in the Notice of Special Meeting of Shareholders and go back to
(IV)A or, if the shareholder has additional questions about the proposals, advise him/her to contact his/her Service Representative and go to (VII).
If No, go to (VI)B.]


(V). Would you be interested in casting a vote now? [If Yes, go to (VI)A. If No, go to (VI)B.]

(VI)A. Would you like to register a vote along with the recommendations of the Board of Trustees? [If Yes, go back to (IV)A. If No, go back to (IV)B.]


(VI)B. If you could return your vote in the mail or phone it in, it would be appreciated. [Go to (VII).]


(VII).  Thank you for your time and have a good _________________.


MACHINE MESSAGE: This message is to remind you that a special meeting of the DG ___ Fund is scheduled for December 11, 1998. To quickly vote your shares over the telephone, simply call (800) 733-8481 and ask for Extension 400. When calling please refer to record # ______. Representatives are available until 11:00 p.m. Eastern Time and will be happy to assist. Your vote is important! Thank you.